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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 27, 2000





               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       North Carolina                 333-30294                 56-1643598
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

  One First Union Center
Charlotte, North Carolina                              28228-0600
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  (Address of Principal                                (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code (704) 374-6161
                                                   ----- --------

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Item 5.        Other Events
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     On October 27, 2000 the Registrant released statements to security holders and to the general public regarding the FULBA Series 1998-C2 transaction.



Item 7.        Financial Statements and Exhibits
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               (a)      Financial Statements - Not Applicable.

               (b)      Pro Forma Financial Information - Not Applicable.

               (c)      Exhibits

                        20       Statements to Security Holders Released
                                   to the Public



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST UNION COMMERCIAL
                                       MORTGAGE SECURITIES, INC.



                                     By:   /s/ Craig M. Lieberman
                                           ------------------------------------
                                     Name:  Craig M. Lieberman
                                     Title:    Vice President



Dated:  October 27, 2000


Exhibit Index
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Exhibit
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     20        Statements to Security Holders Released to the Public